UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025

MANPOWERGROUP INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At our 2025 Annual Meeting, our shareholders voted on proposals to: (1) elect ten individuals nominated by the Board of Directors of the Company to serve until 2026; (2) ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2025; and (3) provide an advisory vote on the compensation of our named executive officers. The final voting results on these proposals are as follows:

				Broker
	For	Against	Abstain	Non-Votes
1. a) Election of Jean-Philippe Courtois	40,220,889	70,404	35,913	2,313,000

b) Election of John F. Ferraro	40,239,730	54,622	32,855	2,313,000

c) Election of William P. Gipson	40,144,784	148,899	33,524	2,313,000

d) Election of Julie M. Howard	40,104,714	179,065	43,428	2,313,000

e) Election of Ulice Payne, Jr.	38,963,183	1,319,231	44,793	2,313,000

f) Election of Muriel Pénicaud	40,143,573	150,527	33,107	2,313,000

g) Election of Jonas Prising	39,221,110	1,071,562	34,535	2,313,000

h) Election of Paul Read	40,072,580	219,964	34,663	2,313,000

i) Election of Elizabeth P. Sartain	39,390,756	902,110	34,341	2,313,000

j) Election of Michael J. Van Handel	39,660,257	631,680	35,270	2,313,000

2. Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2025	42,020,653	586,224	33,329	0

3. Advisory vote on the compensation of our named executive officers	38,749,415	1,278,327	299,465	2,313,000

Item 8.01 Other Events

On May 2, 2025 our Board of Directors declared a semi-annual dividend of $0.72 per share. The dividend will be paid on June 16, 2025 to shareholders of record as of the close of business on June 2, 2025. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Exhibits

Exhibit No.	Description
99.1	Press Release dated May 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.

Dated: May 2, 2025	By:	/s/ Shannon Kobylarczyk
	Name:	Shannon Kobylarczyk
	Title:	Vice President, Corporate Secretary